                                                                   EXHIBIT 10.29

                        APPOINTMENT OF THE TRUSTEE OF THE
                 QUANEX CORPORATION DEFERRED COMPENSATION TRUST
                   AND THE AMENDMENT OF THE QUANEX CORPORATION
                           DEFERRED COMPENSATION TRUST


                  RESOLVED, that pursuant to the power retained by Quanex Corporation (the "Company") in Section 11 of that certain Trust Agreement dated August 1, 1996, by the Company, entitled "Quanex Corporation Deferred Compensation Trust,", the Company hereby appoints Fleet Bank N.A. as successor Trustee of the Trust, and the proper officers of the Company are hereby authorized and directed to execute such documents as are necessary to make such appointment effective as of the end of business on December 9, 1999; and

                  RESOLVED FURTHER, that the Trust Agreement be amended, effective as of the effective date of the appointment of successor Trustee, as follows:

                  1. The words "NBD Bank" shall be deleted in the Trust Agreement, and the words "Fleet Bank N.A." shall be substituted in their stead.

                  2. Section 13.(c) of the Trust Agreement shall be amended in its entirety as follows:

                                    (c) This Trust Agreement shall be governed
                           by and construed in accordance with the laws of the State of New York.